Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

Dated as of June 1, 2007

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), Affinion Group, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereto, the various agents party hereto, and Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) Holdings and the Borrower have entered into that certain Credit Agreement, dated as of October 17, 2005, as amended by Amendment No. 1 to the Credit Agreement, dated as of December 22, 2006 (the “Credit Agreement”), with the Administrative Agent, Deutsche Bank Securities, Inc, as syndication agent, and Bank of America, N.A. and BNP Paribas Securities Corp., as documentation agents. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Holdings and the Borrower have requested and the undersigned Lenders and the Administrative Agent have agreed, on the terms and conditions stated below, to amend and modify the Credit Agreement as set forth herein.

(3) Accordingly, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows, effective as of the Amendment No. 2 Effective Date (as defined below):

SECTION 1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting therein the following new defined terms in the correct alphabetical order:

“Amendment No. 2” means Amendment No. 2, dated as of June 1, 2007, to the Credit Agreement dated as of October 17, 2005 among Holdings, the Borrower, each of the Lenders listed on the signature pages thereto and the Administrative Agent.

“Amendment No. 2 Effective Date” has the meaning specified in Amendment No. 2.

“Holdings Credit Agreement” means the Credit Agreement dated as of January 31, 2007, among Holdings, the lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent and Bank of America Securities LLC, as syndication agent, as in effect on the Amendment No. 2 Effective Date, and as amended from time to time thereafter.

Amendment No. 2 to the Affinion Credit Agreement

1

(b) Section 2.19(d) of the Credit Agreement is hereby amended by replacing the words “on or before the date that is one year after the Closing Date” with “after the Amendment No. 2 Effective Date but prior to March 1, 2008”.

(c) Section 6.06(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h) after an applicable Bridge Financing Covenant Release, the Borrower may elect to declare and pay Dividends to Holdings in an amount not to exceed the Available Free Cash Flow Amount, such election to be specified as provided in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of Available Free Cash Flow Amount immediately prior to such election and the amount thereof elected to be so applied; provided, that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and any related transactions (including, without limitation, the incurrence of any Indebtedness), and (ii) if the declaration and payment of a Dividend to Holdings in order to permit Holdings to make the cash interest payment scheduled to be made on March 1, 2008 with respect to the Holdings Credit Agreement (the “Holdings March 2008 Interest Dividend”) exceeds the amount of interest that Holdings actually pays in cash for such interest period under Section 2.07(a) of the Holdings Credit Agreement, as in effect on the Amendment No. 2 Effective Date (the “Excess Dividend”), then such Excess Dividend shall promptly be returned by Holdings to Borrower in the form of a cash capital contribution, and (iii) for any such Dividend other than the Holdings March 2008 Interest Dividend, immediately after giving effect to the payment of such Dividend and any related transactions (including, without limitation, the incurrence of any Indebtedness) on a Pro Forma Basis, the Senior Secured Bank Leverage Ratio shall not exceed 2.25 to 1.0;”

(d) Section 6.08(b) of the Credit Agreement is hereby amended by replacing the “and” prior to clause (v) thereof with “,” and by replacing the “.” at the end of the section with:

“and (vi) holding the proceeds of Dividends received pursuant to Section 6.06(h) and investing such proceeds in Permitted Investments.”

SECTION 2. Conditions of Effectiveness. This Amendment is subject to the provisions of Section 9.08 of the Credit Agreement. This Amendment shall become effective as of the date when, and only when, (the “Amendment No. 2 Effective Date”) each of the following conditions shall have been fulfilled to the satisfaction of the Administrative Agent:

The Administrative Agent shall have received counterparts of this Amendment executed by Holdings, the Borrower, each of the Tranche B Lenders and the Required Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and the Administrative Agent shall have additionally received all of following documents, each of which (unless otherwise specified) shall be dated the date of

Amendment No. 2 to the Affinion Credit Agreement

2

receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender:

(i) Counterparts of the consent attached hereto executed by each Subsidiary Guarantor; and

(ii) A certificate signed by a duly authorized officer of Holdings and the Borrower stating that:

(A) The representations and warranties contained in the Loan Documents and in Section 3 hereof that are qualified by materiality are true and correct, and each of such representations and warranties that are no so qualified are true and correct in all material respects, in each case, on and as of the date of such certificate as though made on and as of such date other than any such representations and warranties that, by their terms, expressly refer to a specific date other than the date of such certificate, in which case as of such specific date; and

(B) As of the Amendment No. 2 Effective Date, no event has occurred and is continuing that constitutes a Default or an Event of Default.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The execution, delivery and performance by Holdings and the Borrower of this Amendment, the execution and delivery of the Consent hereto by each Subsidiary Guarantor and the performance by Holdings, the Borrower and each Subsidiary Guarantor of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action.

(b) This Amendment has been duly executed and delivered by Holdings and the Borrower and the Consent has been duly executed by each Subsidiary Guarantor. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Holdings, the Borrower and the Subsidiary Guarantors, enforceable against Holdings, the Borrower and the Subsidiary Guarantors in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

Amendment No. 2 to the Affinion Credit Agreement

3

SECTION 4. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the administration of the Credit Agreement and the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.05 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Amendment No. 2 to the Affinion Credit Agreement

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AFFINION GROUP, INC.

By	/s/ Nathaniel Lipman
Name: Nathaniel Lipman
Title: President and Chief Executive Officer

AFFINION GROUP HOLDINGS, INC.

By	/s/ Nathaniel Lipman
Name: Nathaniel Lipman
Title: President and Chief Executive Officer

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Administrative Agent and as Lender

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By:	/s/ Denise L. Alvarez
Name: Denise L. Alvarez
Title: Associate

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	IKB Capital Corporation

	By:	/s/ David N. Snyder
Name: David N. Snyder
Title: President

	By:	/s/ William Backus
Name: William Backus
Title: Portfolio Manager

Lender:	Bacchus (US) 2006-1, Ltd

	By:	/s/ David N. Snyder
Name: David N. Snyder
Title: President

	By:	/s/ William Backus
Name: William Backus
Title: Vice President

Lender:	Rosedale CLO
By: Princeton Advisory Group, Inc. the Collateral Agent Acting as Attorney-In-Fact

	By:	/s/ Jennifer Wright
Name: Jennifer Wright
Title: Vice President

Lender:	The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund
By: Hartford Investment Management Company, its sub-advisor

	By:	/s/ Alan Buck
Name: Alan Buck
Title: Assistant Vice President

Lender:	Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series
By: Hartford Investment Management Company, Its Investment Manager

	By:	/s/ Alan Buck
Name: Alan Buck
Title: Assistant Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Whitehorse III, Ltd.
By: Whitehorse Capital Partners, L.P.
as Collateral Manager

	By:	/s/ Ethan M. Underwood, CFA
Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

Lender:	GOF Loan Funding LLC

	By:	/s/ Alicia Marthaler
Name: Alicia Marthaler
Title: Attorney-in-fact

Lender:	The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund By: Hartford Investment Management Company, its sub-advisor

	By:	/s/ John P. Connor
Name: John P. Connor
Title: Senior Vice President

Lender:	Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series By: Hartford Investment Management Company, Its Investment Manager

	By:	/s/ John P. Connor
Name: John P. Connor
Title: Senior Vice President

Lender:	GOF Loan Funding LLC

	By:	/s/ Janet Haack
Name: Janet Haack
Title: Attorney in fact

Lender:	Cannington Funding Ltd.
By: Silvermine Capital management LTD
as Investment Manager

	By:	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Managing Director

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Loan Funding XIII LLC By: Silvermire Capital Management, LLC as Investment Manager

	By:	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Managing Director

Lender:	Greens Creek Funding Ltd.,
By: Silvermine Capital Management, LLC
as Investment Manager

	By:	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Managing Director

Lender:	Comstock Funding Ltd.
By: Silvermine Capital Management, LLC
as Investment Manager

	By:	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Managing Director

Lender:	Beecher CBNA Loan Funding LLC

	By:	/s/ Janet Haack
Name: Janet Haack
Title: As Attorney In Fact

Lender:	Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC.

	By:	/s/ Janet Haack
Name: Janet Haack
Title: Attorney In Fact

Lender:	Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC.

	By:	/s/ Janet Haack
Name: Janet Haack
Title: Attorney In Fact

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC.

	By:	/s/ Janet Haack
Name: Janet Haack
Title: Attorney In Fact

Lender:	Baker Street CLO III Ltd
as Warehouse Manager

	By:	/s/ Eric Brune
Name: Eric Brune
Title: Vice President

Lender:	Baker Street Funding CLO 2005-1 Ltd. as Collateral Manager

	By:	/s/ Eric Brune
Name: Eric Brune
Title: Vice President

Lender:	GoldenTree Capital Opportunities, LP By: GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

Lender:	GoldenTree 2004 Trust
By: GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

Lender:	GoldenTree Loan Opportunities IV, Ltd By: GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	NACM CLO I

	By:	/s/ Joanna Willars
Name Joanna Willars
Title: Authorized Signatory

Lender:	Deutsche Bank AG New York Branch

	By:	/s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

	By:	/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Vice President

Lender:	Premium Loan Trust I, Ltd.

	By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Director

Lender:	Light Point CLO III, Ltd.

	By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Director

Lender:	Light Point CLO IV, Ltd.

	By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Director

Lender:	Light Point CLO V, Ltd.

	By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Director

Ammendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Wind River CLO I Ltd.
By: McDonnell Investment Management, LLC
as Manager

	By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Lender:	Wind River CLO II – Tate Investors, Ltd. By: McDonnell Investment Management, LLC as Manager

	By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Lender:	McDonnell Loan Opportunity Ltd. By: McDonnell Investment Management, LLC as Investment Manager

	By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Lender:	Gannett Peak CLO I Ltd. By: McDonnell Investment Management, LLC as Investment Manager

	By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Lender:	BNP Paribas

	By:	/s/ Cecile Scherer
Name: Cecile Scherer
Title: Director

	By:	/s/ Charles Romano
Name: Charles Romano
Title: Vice President

Ammendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Atlas Loan Funding (Hartford), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC Its: Investment Manager

	By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Vice President

Lender:	WB Loan Funding 6 (Onshore), LLC

	By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Vice President

Lender:	WB Loan Funding 7 (Onshore), LLC

	By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Vice President

Lender:	Hamlet II, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager

	By:	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Lender:	Octagon Investment Partners IX, Ltd. By: Octagon Credit Investors, LTD as Manager

	By:	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Lender:	Octagon Investment Partners V, Ltd. By: Octagon Credit Investors, LLC as Portfolio Manager

	By	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Ammendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Octagon Investment Partners VI, Ltd.
By: Octagon Credit Investors, LLC
as collateral manager

	By:	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Lender:	Octagon Investment Partners VII, Ltd.
By: Octagon Credit Investors, LLC
as collateral manager

	By:	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Lender:	Octagon Investment Partners VIII, Ltd. By: Octagon Credit Investors, LLC as collateral manager

	By:	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Lender:	Octagon Investment Partners X, Ltd. By: Octagon Credit Investors, LLC as collateral manager

	By:	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Lender:	Octagon Investment Partners XI, Ltd. By: Octagon Credit Investors, LLC as Manager

	By:	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Collateral Manager

Ammendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	MFL Ares Enhanced Loan Investment Strategy IR, Ltd. as Trustee of the Ares Enhanced Loan Investment Strategy IR Trust

By: Ares Enhanced Loan Management IR, L.P. as its Portfolio Partner

By: Ares Enhanced Loan IR GP, LLC, as its General Partner

By: Ares Management LLC, as its Manager

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Ares Enhanced Loan Investment Strategy II, Ltd.

By: Ares Enhanced Loan Management II, L.P.,
	Its:	Investment Manager

	By:	Ares Enhanced Loan GP II, LLC
	Its:	General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Ares IIR/IVR CLO Ltd.
	By:	Ares CLO Management IIR/IVR, L.P.

By: Ares CLO OP IIIR/IVR, LLC, Its General Partner, its Manager

	By:	Ares Management LLC, its Manager

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Ares IIR CLO Ltd.
By: Ares CLO Management IIR, L.P.,
Its: Investment Manager

By: Ares CLO IIR, LLC, Its: General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Ares VR CLO Ltd.

By: Ares CLO Management VR, L.P., Investment Manager

By: Ares CLO GP VR, LLC, Its: General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Ares VIR CLO Ltd By: Ares CLO Management VIR, L.P., Investment Manager

By: Ares CLO GP VIR, LLC,
Its: General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Ares VII CLO Ltd. By: Ares CLO Management VII, L.P., Investment Manager

By: Ares CLO GP VII, LLC, Its: General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Ares VII CLO Ltd.

By: Ares CLO Management VIII L.P.,
Investment Manager

By: Ares CLO GP VIII, LLC,
General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Ares IX CLO Ltd.
By: Ares CLO Management IX, L.P.,
Its: Investment Manager

By: Ares CLO GP IX, LLC,
Its: General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Ares VII CLO Ltd.

By: Ares CLO Management VII L.P.
Investment Manager

By: Ares CLO GP VII, LLC
General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President
Its: General Partner

By: Ares CLO GP VIII, L.P., Its: General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Ares IX CLO Ltd.

By: Ares CLO Management IX, L.P.
Its: Investment Manager

By: Ares CLO GP IX, LLC
Its: General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Ares X CLO Ltd. By: Ares CLO Management X, L.P. Its: Investment Manager

By: Ares CLO GP X, LLC Its: General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title Vice President

Lender:	Ares Leveraged Finance General I By: Ares CLO Management XI, L.P.

By: Ares CLO GP XI, LLC,
Its: General Partner

By: Ares Management LLC, Its: Manager

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Ares VIII CLO Ltd. By: Ares CLO Management VIII, L.P., Its: Investment Manager

By: Ares CLO GP VIII, LLC, Its: General Partner

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Ares Leveraged Finance General I

By: Ares CLO Management XI, L.P.

Ares CLO GP XI, LLC,
Its General Partner

Ares Management LLC,
Its Manager

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Confluent 2 Limited

By: Ares Private Account Management I, L.P., as Sub-Manager
By: Ares Private Account Management I GP, LLC,
As General Partner

Ares Management LLC,
as Manager

	By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Lender:	Navigare Total Return Loan Fund I
(Segregated Portfolio)

	By:	/s/ James E. Kennedy
Name: James E. Kennedy
Title: Managing Director

Lender:	Navigare Funding II CLO, Ltd.

	By:	Navigare Partners LLC
as Collateral Manager

	By:	/s/ James E. Kennedy
Name: James E. Kennedy
Title: Managing Director

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Navigare Funding I CLO Ltd

By: Navigare Partners LLC, Its collateral manager

	By:	/s/ James E. Kennedy
Name: James E. Kennedy
Title: Managing Director

Lender:	Canyon Capital CDO 2001-I, Ltd.

	By:	/s/ Patrick Dooley
Name: Patrick Dooley
Title: Authorized Signatory

Canyon Capital Advisors LLC, a Delaware Limited Liability Company its Collateral Manager

Lender:	Canyon Capital CLO 2006-I, Ltd.

	By:	/s/ Dominique Mielle
Name: Dominique Mielle
Title: Authorized Signatory

Canyon Capital Advisors LLC, a Delaware Limited Liability Company,
its Colateral Manager

Lender:	Canyon Capital CLO 2004-I, Ltd.

	By:	/s/ Dominique Mielle
Name: Dominique Mielle
Title: Authorized Signatory

Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Colateral Manager

Lender:	Cornerstone CLO Ltd.
By: Stone Tower Debt Advisors LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Granite Ventures I Ltd.
By: Stone Tower Debt Advisor LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Granite Ventures II Ltd.
By: Stone Tower Debt Advisors LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Granite Ventures III Ltd. By: Stone Tower Debt Advisors LLC as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Rampart CLO 2007 Ltd. By: Stone Tower Debt Advisors LLC as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Rampart CLO I Ltd. By: Stone Tower Debt Advisors LLC as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Stone Tower CLO II Ltd.
By: Stone Tower Debt Advisors LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Stone Tower CDO Ltd.
By: Stone Tower Debt Advisors LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Stone Tower CLO II Ltd.
By: Stone Tower Debt Advisors LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Stone Tower CLO III Ltd.
By: Stone Tower Debt Advisors LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Stone Tower CLO IV Ltd. By: Stone Tower Debt Advisors LLC as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Stone Tower CLO V Ltd.
By: Stone Tower Debt Advisors LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Stone Tower CLO VI Ltd.
By: Stone Tower Debt Advisors LLC
as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Stone Tower Credit Funding I Ltd. By: Stone Tower Fund Management LLC as its Collateral Manager

	By:	/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Lender:	Grand Central Asset Trust, CLAR Series

	By:	/s/ Janet Haack
Name: Janet Haack
Title: As Attorney In Fact

Lender:	UBS AG, Stamford Branch

	By:	/s/ Douglas Gervolino
Name: Douglas Gervolino
Title: Director
Banking Products Services, US

	By:	/s/ Janice L. Randolph
Name: Janice L. Randolph
Title: Associate Director
Banking Products Services, US

Amendment No. 2 to the Affinion Credit Agreements

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Gulf Stream-Compass CLO 2002-I Ltd.
By: Gulf Stream Asset Management LLC
as Collateral Manager

	By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Gulf Stream-Compass CLO 2003-I Ltd. By: Gulf Stream Asset Management LLC as Collateral Manager

	By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Gulf Stream-Compass CLO 2004-I Ltd. By: Gulf Stream Asset Management LLC as Collateral Manager

	By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Gulf Stream-Compass CLO 2005-II Ltd. By: Gulf Stream Asset Management LLC as Collateral Manager,

	By:	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Lender:	CIFC Funding 2006-I, Ltd.

	By:	/s/ Elizabeth C. Chow
Name: Elizabeth C. Chow
Title: Head of Underwriting

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Credit Suisse Loan Funds LLC,

	By:	/s/ Barry Zamore
Name: Barry Zamore
Title: Managing Director

	By:	/s/ Robert Healey
Name: Robert Healey
Title: Director

Lender:	Citibank, N.A.,

	By:	/s/ Christine M. Kanicki
Name: Christine M. Kanicki
Title: Attorney-In-Fact

Lender:	Senior Debt Portfolio
By: Boston Management and Research, as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance Senior Income Trust
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Eaton Vance CDO VII PLC By: Eaton Vance Management as Interim Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance CDO IX Ltd.
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance CDO XI Ltd.
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Grayson & Co.
By: Boston Management and Research as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	The Norinchukin Bank, New York Branch, through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Big Sky III Senior Loan Trust
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance Senior Floating-Rate Trust
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Eaton Vance Floating-Rate Income Trust
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance Variable Leverage Fund Ltd.
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance Credit Opportunities Fund
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Eaton Vance Short Duration Diversified Income Fund
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender:	Trimaran CLO IV Ltd
By: Trimaran Advisors L.L.C

	By:	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Lender:	Trimaran CLO V Ltd
By: Trimaran Advisors L.L.C.

	By:	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Venture CDO 2002, Ltd By its investment advisor,
MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Lender:	Venture II CDO 2002, Ltd By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Lender:	Venture III CDO Ltd By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Lender:	Venture IV CDO Ltd By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Lender:	Venture V CDO Ltd By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Venture VI CDO Ltd By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Lender:	Venture VII CDO Ltd. By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Lender:	Vista Leveraged Income Fund By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Lender:	Dunes Funding LLC

	By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

Lender:	Latitude CLO I Ltd.

	By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

Lender:	Latitude CLO II, Ltd.

	By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Stitching Pensioenfonds ABP
	By:	ABP Investments US, Inc., its agent

	By:	/s/ Paul Spijkers
Name: Paul Spijkers
Title: President/CEO

Lender:	Avery Street CLO, Ltd.

	By:	/s/ Andreas Feingold
Name: Andreas Feingold
Title: Director

Lender:	Emerson Place CLO, Ltd.

	By:	/s/ Andreas Feingold
Name: Andreas Feingold
Title: Director

Lender:	Line Street CLO, Ltd.

	By:	/s/ Andreas Feingold
Name: Andreas Feingold
Title: Director

Lender:	Nob Hill CLO, Limited

	By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

Lender:	Cambria Institutional Loan Fund

	By:	/s/ Sean Walker
Name: Sean Walker
Title: SVP

Lender:	Pacifica CDO V, LTD

	By:	/s/ Sean Walker
Name: Sean Walker
Title: SVP

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Alcentra Warehouse, LTD

	By:	/s/ Sean Walker
Name: Sean Walker
Title: SVP

Lender:	WatchTower CLO I Plc
	By:	Citadel Limited Partnership, Collateral Manager
	By:	Citadel Investment Group L.L.C. its General Partner

	By:	/s/ Erica L. Tarpey
Name: Erica L. Tarpey
Title: Authorized Signatory

Lender:	Morgan Stanley Senior Funding, Inc.

	By:	/s/ Donna M. Souza
Name: Donna M. Souza
Title: Vice President

Lender:	Bank of America N.A.

	By:	/s/ James Ford
Name: James Ford
Title: Senior Vice President

Lender:	Franklin Floating Rate Master Series

	By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

Lender:	Franklin Floating Rate Daily Access Fund

	By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

Lender:	CLO IV Warehouse

	By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

Amendment No. 2 to the Affinion Credit Agreement

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AFFINION GROUP, INC. CREDIT AGREEMENT DATED AS OF OCTOBER 17, 2005

Agreed as of the date first above written:

Lender:	Franklin CLO IV, Ltd.

	By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

Lender:	Franklin CLO V, Ltd.

	By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

Lender:	Blue Shield of California

	By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

Amendment No. 2 to the Affinion Credit Agreement

CONSENT

Dated as of June 1, 2007

Reference is made to (a) Amendment No. 2 to the Credit Agreement dated as of June 1, 2007 (the “Amendment”; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Credit Agreement dated as of October 17, 2005 among Affinion Group Holdings, Inc., Affinion Group, Inc., as the Borrower, Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders, and the Lenders and Agents referred to therein, as amended by Amendment No. 1 to the Credit Agreement dated as of December 22, 2006 (the “Credit Agreement”), and (c) the other Loan Documents referred to therein.

The undersigned as parties to one or more of the Loan Documents, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 2 Effective Date, except that, on and after the Amendment No. 2 Effective Date, each reference to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment.

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

Amendment No. 2 to the Affinion Credit Agreement

AFFINION DATA SERVICES, INC.
AFFINION GROUP, LLC
AFFINION PUBLISHING, INC.
CARDWELL AGENCY, INC.
LONG TERM PREFERRED CARE, INC.
AFFINION BENEFITS GRJOUP, INC.
TRAVELER’S ADVANTAGE SERVICES, INC.
TRILEGIANT AUTO SERVICES, INC.
TRILEGIANT CORPORATION
TRILEGIANT INSURANCE SERVICES, INC.
AFFINION LOYALTY GROUP, INC.
TRILEGIANT RETAIL SERVICES, INC.

By:	/s/ Nathaniel Lipman
Title: President and Chief Executive Officer

CUC ASIA HOLDINGS

By:	Trilegiant Retail Services, Inc., its General Partner

By:	Trilegiant Corporation, its General Partner

By:	/s/ Nathaniel Lipman
Name: Nathaniel Lipman
Title: Chief Executive Officer of each of Trilegiant Retail Services, Inc., and Trilegiant Corporation

Amendment No. 2 to the Affinion Credit Agreement